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                                                                   EXHIBIT 10.86

                            FIRST AMENDMENT TO THE
               AFC ENTERPRISES, INC. DEFERRED COMPENSATION PLAN


     THIS FIRST AMENDMENT to the AFC Enterprises, Inc. Deferred Compensation Plan (the "Plan") is made as of the ___ day of ___________, 1998, by AFC Enterprises, Inc. (the "Company".)


                             W I T N E S S E T H :

     WHEREAS, the Company maintains the Plan for the benefit of the Company's key management and highly compensated employees and the key management and highly compensated employees of its affiliates; and

     WHEREAS, pursuant to Section 9.1 of the Plan, the Company has the right to amend the Plan at any time; and

     WHEREAS, the Company desires to make certain changes to the Plan as embodied herein;

     NOW, THEREFORE, the Plan hereby is amended as follows:

     1. The text of Section 1.2 in Article I is hereby amended by deleting said text in its entirety and by substituting in lieu thereof the following:

          1.2  ADMINISTRATIVE COMMITTEE shall mean the committee approved by the
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          Board to administer the Plan, as provided in Article VIII; provided if for any period of time the Board has not specifically appointed any individuals to serve as members of the Administrative Committee under the Plan, the members of the Administrative Committee of the AFC Enterprises, Inc. 401(k) Savings Plan shall serve as the
          Administrative Committee of the Plan during such period.

     2. The changes made in Paragraph 1 shall be effective as of January 1, 1998.

     3. Except as otherwise specified herein, the Plan shall remain in full force and effect.

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     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date first above written.

                                           AFC ENTERPRISES, INC.

                                           By: _________________________________

                                           Title:_______________________________

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